Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(1)   The accompanying Annual Report on Form 10-K for the period ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date March 20, 2006	/s/ John C. Hertig
Chief Executive Officer

/s/ James D. Hartman
Chairman and Chief Financial Officer